UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 4, 2013

Wolverine World Wide, Inc.

(Exact Name of Registrant as
Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-06024 (Commission File Number)	38-1185150 (IRS Employer Identification No.)

9341 Courtland Drive Rockford, Michigan (Address of Principal Executive Offices)	49351 (Zip Code)

Registrant’s telephone number, including area code:  (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On October 8, 2013, Wolverine World Wide, Inc. (the “Company”) issued a press release announcing its financial results for the Company’s third quarter of 2013, attached as Exhibit 99.1 to this Form 8-K (the “8-K”), which is here incorporated by reference.  This 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05                                           Costs Associated with Exit or Disposal Activities.

On October 4, 2013, the Board of Directors of the Company approved a plan to restructure its Dominican Republic operations in a manner intended to lower the Company’s cost of sourced goods, as described below (the “Restructuring Plan”).  The Company intends to close a manufacturing facility in the Dominican Republic and is evaluating strategic alternatives with respect to a second manufacturing facility in the Dominican Republic.

The Company has provided preliminary estimated ranges for expected costs and benefits related to the Restructuring Plan and will provide further disclosure as appropriate.

The Company estimates the total costs for the Restructuring Plan will range from $7.0 million to $10.4 million. Approximately $5.1 million to $7.1 million of this estimate represents non-cash charges. The Company expects to complete the Restructuring Plan in fiscal 2014 with the majority of costs incurred in the fourth quarter of fiscal 2013.

The expected range of pretax charges by major category in connection with the Restructuring Plan are summarized in the following table

	Estimated Range (in millions)
Severance and employee related costs	$1.6	$3.2
Non-cash asset impairment costs	5.0	6.0
Facility exit costs	0.4	1.2
Total restructuring costs	$7.0	$10.4

Forward-Looking Statements

This report contains forward-looking statements, including statements regarding timing of completion of the Restructuring Plan and the costs associated with implementing the Restructuring Plan. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “plans,” “predicts,” “projects,” “is likely,” “expects,” “intends,” “should,” “will,” variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Risk Factors include, among others: the possibility that the Company is unable to implement the Restructuring Plan or to implement the Restructuring Plan in accordance with current estimates regarding timing and costs; the possibility that the Company is unable to realize some or all of the estimated continuing product cost savings as a result of the Restructuring Plan; changes in laws, regulations or accounting principles generally accepted in the United States; and other risks discussed in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, which filings are available from the SEC. Other Risk Factors exist, and new Risk Factors emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements, which speak only as of the date made, as a prediction of actual results. The Company undertakes no obligation to update, amend or clarify forward-looking statements.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits:

99.1                        Press Release dated October 8, 2013.  This Exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 8, 2013	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Donald T. Grimes
Donald T. Grimes Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Wolverine World Wide, Inc. Press Release dated October 8, 2013.